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                                                                    EXHIBIT 99.1



                                  CERTIFICATION

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350, as adopted), Arthur T. Sands, M.D., Ph.D., Chief Executive Officer of Lexicon Genetics Incorporated ("Lexicon"), and Julia P. Gregory, Chief Financial Officer of Lexicon, each hereby certify that:

     1. Lexicon's Quarterly Report on Form 10-Q for the period ended September 30, 2002, and to which this Certification is attached as Exhibit 99.1 (the "Periodic Report"), fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934, and

     2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of Lexicon.

         IN WITNESS WHEREOF, the undersigned have set their hands hereto as of the 6th day of November, 2002.

Date:   November 6, 2002               By: /s/ ARTHUR T. SANDS
                                           -------------------------------------
                                           Arthur T. Sands, M.D., Ph.D.
                                           President and Chief Executive Officer


Date:   November 6, 2002               By: /s/ JULIA P. GREGORY
                                           -------------------------------------
                                           Julia P. Gregory
                                           Executive Vice President and
                                           Chief Financial Officer